UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a party other than the Registrant: ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☒	Soliciting Material Pursuant to § 240.14a-12.

DIGITAL INSIGHT CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Filed by Digital Insight Corporation Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: Digital Insight Corporation

Commission File No.: 000-27459

Dear {Employee Name}:

As you know, we have entered into an exciting new relationship with Intuit. A big part of why we have earned this opportunity is because of your hard work, ingenuity, dedication and service. I would like to take this opportunity to thank you for everything you have done to build DI into the remarkable company it has become.

As a result, because of the contribution you have made and which we expect that you will continue to make, the Board of Directors and Senior Management Team desire to provide you with the opportunity to earn a special bonus in an amount equal to 50% of your base salary earned during the period between the signing and the close of the transaction, which we expect will be during the first calendar quarter in 2007. The amount will not exceed 50% of your earned salary for a six (6) month period. This is above your existing salary and will be paid out as a lump sum cash bonus, less applicable tax withholdings, at the time of closing of the transaction.

Your entitlement to this special bonus is expressly contingent on the closing of this transaction with Intuit and your continued employment by DI through the closing. This special bonus is also contingent upon my assessment that you continue to perform your job at the same level through the closing. If any of these conditions are not met, you will not receive this bonus. In addition if your employment is terminated for any reason or no reason either by you or DI, then you will not receive this special bonus. Finally, because only a special group of employees within DI are eligible for this special bonus, I would appreciate your keeping it confidential.

The next few months will be both rewarding and challenging. I’m really excited about this next chapter in our DI history. Since its founding 11 years ago, DI has grown to be a truly remarkable company. I believe this combination will prove to be a huge win for all of us, our customers, partners, and shareholders.

Thank you for everything you’ve contributed.

With great appreciation,

Jeff Stiefler

Additional Information About the Proposed Transaction and Where You Can Find It

In connection with the proposed transaction, Digital Insight intends to file a proxy statement and other relevant materials with the Securities and Exchange Commission (“SEC”). BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, STOCKHOLDERS OF DIGITAL INSIGHT ARE URGED TO READ THE PROXY STATEMENT, WHEN IT BECOMES AVAILABLE, AND THE OTHER RELEVANT MATERIALS FILED BY DIGITAL INSIGHT WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant materials, when available, and any other documents filed by Digital Insight with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders of Digital Insight may obtain free copies of the documents filed with the SEC by contacting Digital Insight’s Investor Relations at 26025 Mureau Road, Calabasas, California 91302, Telephone: (818) 878-6615. You may also read and copy any reports, statements and other information filed by Digital Insight with the SEC at the SEC public reference room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Digital Insight and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Digital Insight stockholders in favor of the proposed transaction. Certain executive officers and directors of Digital Insight have interests in the transaction that may differ from the interests of stockholders generally, including without limitation acceleration of vesting of stock options, benefits conferred under retention, severance and change in control arrangements, and continuation of director and officer insurance and indemnification. These interests will be described in the proxy statement when it becomes available.

In addition, Intuit and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Digital Insight’s stockholders in favor of the approval of the proposed transaction. Information concerning Intuit’s directors and executive officers is set forth in Intuit’s proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on November 3, 2006, and annual report on Form 10-K filed with the SEC on September 15, 2006. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to Intuit’s Investor Relations Website at http://www.intuit.com/about_intuit/investors.

Dear {Employee Name}:

As you know, we have entered into an exciting new relationship with Intuit. A big part of why we have earned this opportunity is because of your hard work, ingenuity, dedication and service. I would like to take this opportunity to thank you for everything you have done to build DI into the remarkable company it has become.

As a result, because of the contribution you have made and which we expect that you will continue to make, the Board of Directors and Senior Management Team desire to provide you with the opportunity to earn a special bonus, which will equal the sum of: (i) 50% of your earned base salary for the period between the signing and the close of the transaction and (ii) 50% of your calculated target bonus based on your 2006 target bonus or incentive amount for your role, prorated based on the number of calendar days between signing and the close of the transaction divided by 365. We expect the close will be during the first calendar quarter of 2007. The amount will not exceed 50% of your earned base salary and target bonus for a six (6) month period. This is above your existing salary and bonus and will be paid out as a lump sum cash bonus, less applicable tax withholdings, at the time of closing of the transaction.

Your entitlement to this special bonus is expressly contingent on the closing of this transaction with Intuit and your continued employment by DI through the closing. This special bonus is also contingent upon my assessment that you continue to perform your job at the same level through the closing. If any of these conditions are not met, you will not receive this bonus. In addition if your employment is terminated for any reason or no reason either by you or DI, then you will not receive this special bonus. Finally, because only a special group of employees within DI are eligible for this special bonus, I would appreciate your keeping it confidential.

The next few months will be both rewarding and challenging. I’m really excited about this next chapter in our DI history. Since its founding 11 years ago, DI has grown to be a truly remarkable company. While any change is a bit unnerving, I believe this combination will prove to be a huge win for all of us, our customers, partners, and shareholders.

Thank you for everything you’ve contributed.

With great appreciation,

Jeff Stiefler

Additional Information About the Proposed Transaction and Where You Can Find It

In connection with the proposed transaction, Digital Insight intends to file a proxy statement and other relevant materials with the Securities and Exchange Commission (“SEC”). BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, STOCKHOLDERS OF DIGITAL INSIGHT ARE URGED TO READ THE PROXY STATEMENT, WHEN IT BECOMES AVAILABLE, AND THE OTHER RELEVANT MATERIALS FILED BY DIGITAL INSIGHT WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant materials, when available, and any other documents filed by Digital Insight with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders of Digital Insight may obtain free copies of the documents filed with the SEC by contacting Digital Insight’s Investor Relations at 26025 Mureau Road, Calabasas, California 91302, Telephone: (818) 878-6615. You may also read and copy any reports, statements and other information filed by Digital Insight with the SEC at the SEC public reference room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Digital Insight and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Digital Insight stockholders in favor of the proposed transaction. Certain executive officers and directors of Digital Insight have interests in the transaction that may differ from the interests of stockholders generally, including without limitation acceleration of vesting of stock options, benefits conferred under retention, severance and change in control arrangements, and continuation of director and officer insurance and indemnification. These interests will be described in the proxy statement when it becomes available.

In addition, Intuit and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Digital Insight’s stockholders in favor of the approval of the proposed transaction. Information concerning Intuit’s directors and executive officers is set forth in Intuit’s proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on November 3, 2006, and annual report on Form 10-K filed with the SEC on September 15, 2006. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to Intuit’s Investor Relations Website at http://www.intuit.com/about_intuit/investors.

Dear {Employee Name}:

As you know, we have entered into an exciting new relationship with Intuit. A big part of why we have earned this opportunity is because of your hard work, ingenuity, dedication and service. I would like to take this opportunity to thank you for everything you have done to build DI into the remarkable company it has become.

As a result, because of the unique contribution you have made and which we expect you will continue to make, the Board of Directors and Senior Management Team desire to provide you with the opportunity to earn a special reward. This reward opportunity, which is being given to only a limited group of DI employees, will consist of 2 parts:

(1)	You will receive 65% accelerated vesting of your stock options and/or any outstanding restricted shares at the time of close. All vested restricted stock, including this accelerated 65%, will be paid out, in cash, at the time of close. The remaining 35% of your unvested stock options along with any unexercised vested options will be assumed and converted into Intuit stock options. The remaining 35% of your unvested restricted shares will be converted into a right to receive cash, at $39 a share, over your original vesting schedule.

(2)	You will have the opportunity to earn a special bonus, which will equal the sum of: (i) 50% of your earned base salary for the period between the signing and the close of the transaction and (ii) 50% of your calculated target bonus based on your 2006 target bonus or incentive amount for your role prorated based on the number of calendar days between signing and the close of the transaction divided by 365. We expect the close will be during the first calendar quarter of 2007. The bonus calculation will be prorated to the day of closing. The amount will not exceed 50% of your earned base salary and target bonus for a six (6) month period. This is above your existing salary and bonus and will be paid out as a lump sum cash bonus, less applicable tax withholdings, at the time of closing of the transaction.

Your entitlement to this special reward is expressly contingent on the closing of this transaction with Intuit and your continued employment by DI through the closing. This special reward is also contingent upon my assessment that you continue to perform your job at the same level through the closing. If any of these conditions are not met, you will not receive this reward. In addition if your employment is terminated for any reason or no reason either by you or DI, then you will not receive this special reward. Finally, because only a select group of employees within DI are eligible for this special reward, I would appreciate your keeping it confidential.

The next few months will be both rewarding and challenging. I’m really excited about this next chapter in our DI history. Since its founding 11 years ago, DI has grown to be a truly remarkable company. While any change is a bit unnerving, I believe this combination will prove to be a huge win for all of us, our customers, partners, and shareholders.

Thank you for everything you’ve contributed.

With great appreciation,

Jeff Stiefler

Additional Information About the Proposed Transaction and Where You Can Find It

In connection with the proposed transaction, Digital Insight intends to file a proxy statement and other relevant materials with the Securities and Exchange Commission (“SEC”). BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, STOCKHOLDERS OF DIGITAL INSIGHT ARE URGED TO READ THE PROXY STATEMENT, WHEN IT BECOMES AVAILABLE, AND THE OTHER RELEVANT MATERIALS FILED BY DIGITAL INSIGHT WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant materials, when available, and any other documents filed by Digital Insight with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders of Digital Insight may obtain free copies of the documents filed with the SEC by contacting Digital Insight’s Investor Relations at 26025 Mureau Road, Calabasas, California 91302, Telephone: (818) 878-6615. You may also read and copy any reports, statements and other information filed by Digital Insight with the SEC at the SEC public reference room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Digital Insight and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Digital Insight stockholders in favor of the proposed transaction. Certain executive officers and directors of Digital Insight have interests in the transaction that may differ from the interests of stockholders generally, including without limitation acceleration of vesting of stock options, benefits conferred under retention, severance and change in control arrangements, and continuation of director and officer insurance and indemnification. These interests will be described in the proxy statement when it becomes available.

In addition, Intuit and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Digital Insight’s stockholders in favor of the approval of the proposed transaction. Information concerning Intuit’s directors and executive officers is set forth in Intuit’s proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on November 3, 2006, and annual report on Form 10-K filed with the SEC on September 15, 2006. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to Intuit’s Investor Relations Website at http://www.intuit.com/about_intuit/investors.